Leverage Shares 2X Capped Accelerated PLTR Monthly ETF
Schedule of Investments
January 31, 2026 (Unaudited)

PURCHASED OPTIONS - 16.8% (a)	Notional Amount	Contracts	Value
Call Options - 16.8%
Palantir Technologies, Inc. (b)(c)
Expiration: 02/27/2026; Exercise Price: $139.26	$688,973	47	$67,398
Expiration: 02/27/2026; Exercise Price: $146.59	688,973	47	48,457
TOTAL PURCHASED OPTIONS (Cost $116,001)			115,855

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 94.3%		Par	Value
3.53%, 04/30/2026 (d)		655,000	649,333
TOTAL U.S. TREASURY BILLS (Cost $649,428)			649,333

MONEY MARKET FUNDS - 0.8%		Shares	Value
First American Treasury Obligations Fund - Class X, 3.59% (e)		5,255	5,255
TOTAL MONEY MARKET FUNDS (Cost $5,255)			5,255

TOTAL INVESTMENTS - 111.9% (Cost $770,684)			770,443
Liabilities in Excess of Other Assets - (11.9)%			(81,842)
TOTAL NET ASSETS - 100.0%			$688,601

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown is the annualized yield as of January 31, 2026.
(e)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Leverage Shares 2X Capped Accelerated PLTR Monthly ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (11.8)%	Notional Amount	Contracts	Value
Call Options - (7.4)%
Palantir Technologies, Inc., Expiration: 02/27/2026; Exercise Price: $159.05 (a)(b)	$(1,377,946)	(94)	$(50,854)

Put Options - (4.4)%
Palantir Technologies, Inc., Expiration: 02/27/2026; Exercise Price: $139.26 (a)(b)	(688,973)	(47)	(30,503)
TOTAL WRITTEN OPTIONS (Premiums received $81,139)			$(81,357)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Leverage Shares 2X Capped Accelerated PLTR Monthly ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$115,855	$–	$115,855
U.S. Treasury Bills	–	649,333	–	649,333
Money Market Funds	5,255	–	–	5,255
Total Investments	$5,255	$765,188	$–	$770,443

Liabilities:
Investments:
Written Options	$–	$(81,357)	$–	$(81,357)
Total Investments	$–	$(81,357)	$–	$(81,357)

Refer to the Schedule of Investments for further disaggregation of investment categories.